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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2006

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)


                        Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)


                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

      (c)   APPOINTMENT OF ACTING CHIEF FINANCIAL OFFICER

      (1) On February 21, 2006, Bruno Bonnell, our Chairman, Chief Executive Officer and Chief Creative Officer, was appointed the Acting Chief Financial Officer (principal financial officer) of Atari, Inc. Mr. Bonnell will serve in this capacity on an interim basis while we conduct a search for a permanent Chief Financial Officer.

      (2) Mr. Bonnell, age 47, has served as one of our directors since December 1999. Mr. Bonnell has been our Chairman of the Board since February 2000 and our Chief Creative Officer since April 2004. Mr. Bonnell served as our Chief Executive Officer from February 2000 to November 2004 and is currently serving in that capacity. Mr. Bonnell founded Infogrames Entertainment S.A. ("IESA"), our majority stockholder, with Thomas Schmider in 1983 and has been the Chairman of the Board of Directors and Chief Executive Officer of IESA since that time. Prior to founding IESA, Mr. Bonnell was involved with the launch of T07, one of the first computers designed for domestic use.

      There is no pre-existing arrangement or understanding which required that Mr. Bonnell be selected to assume, on an interim basis, the duties of our Acting Chief Financial Officer. Mr. Bonnell has no familial relationship with any other of our directors or executive officers.

      As stated above, Mr. Bonnell is the Chairman of the Board and Chief Executive Officer of IESA. As such, Mr. Bonnell may have an indirect material interest in any transactions between us and IESA and/or its subsidiaries and affiliates. All such transactions occurring during fiscal 2005 are disclosed in our Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed on July 29, 2005 in connection with our 2005 Annual Meeting of Stockholders, which is hereby incorporated by reference herein.

      (3) As previously disclosed, we and Mr. Bonnell entered into an employment agreement, which was executed on July 1, 2004 and effective as of April 1, 2004, as amended (the "Bonnell Employment Agreement"). The terms of the Bonnell Employment Agreement were not amended in connection with his appointment as Acting Chief Financial Officer. Mr. Bonnell will serve in that capacity without receiving any additional remuneration. The material terms of the Bonnell Employment Agreement are disclosed in our Definitive Proxy Statement pursuant to
Section 14(a) of the Securities Exchange Act of 1934, filed on July 29, 2005 in connection with our 2005 Annual Meeting of Stockholders and in our Current Report on Form 8-K filed on November 23, 2005, both of which are hereby incorporated by reference herein.



APPOINTMENT OF PRINCIPAL ACCOUNTING OFFICER


      On February 21, 2006, Arturo Rodriguez, age 30, was appointed our principal accounting officer.

      Mr. Rodriguez joined us in June 2000 as Senior Manager of Financial Reporting. Since 2000, he has also held the positions of Senior Manager of Accounting and Financial Reporting, Director of Accounting and Financial Reporting, Assistant Controller- Accounting and Financial

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Reporting, and Vice President of Accounting and Financial Reporting. Prior to
joining us, Mr. Rodriguez worked for Arthur Andersen LLP and he is a New York State Certified Public Accountant (CPA).

      There is no pre-existing arrangement or understanding which required that Mr. Rodriguez be selected as our principal accounting officer. Mr. Rodriguez is neither related to any of our other directors/executive officers nor does he have relationships or transactions with us outside the context of his employment.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATARI, INC.

                                          By: /s/ Kristina K. Pappa
                                              ------------------------------
                                              Kristina K. Pappa
                                              Vice President and General Counsel


Date:  February 27, 2006

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